Exhibit 99.2

Second Quarter 2010 Review July 22, 2010 Speakers: Henry Meyer Jeff Weeden

2 This earnings release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in Key's Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Report on Form 10-Q for the period ended March 31, 2010, which have been filed with the Securities and Exchange Commission and are available on Key's website (www.key.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

3 2Q10 Strategic Update Returned to profitability in second quarter 2010 Continued improvement in credit quality Strong capital and reserves Investing in core relationship businesses

4 Financial Summary ^ Second Quarter 2010 TE = Taxable Equivalent, EOP = End of Period (a) Ratios are estimated. Income from continuing operations attributable to Key common shareholders $ .06 Performance - from continuing operations Net interest margin (TE) 3.17% Return on average total assets .44 Capital Tier 1 common equity (a) 8.01% Tier 1 risk-based capital (a) 13.55 Total risk-based capital (a) 17.58 Tangible common equity to tangible assets 7.65 Asset quality - from continuing operations Allowance for loan losses to period-end loans 4.16% Allowance for credit losses to period-end loans 4.36 Net loan charge-offs to average loans 3.18 NPLs to EOP portfolio loans 3.19 NPAs to EOP portfolio loans + OREO + Other NPAs 3.88

5 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 637 632 623 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 637 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 0.0253 0.0271 0.027 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 0.0304 0.0319 0.0317 $ in millions Continuing Operations (a) Net Interest Margin (TE) Net Interest Margin Net Interest Income (a) TE = Taxable Equivalent The information shown in this table has been adjusted to exclude the impact of certain leveraged lease terminations, which reduced taxable equivalent net interest income by $16 million and $14 million in 2Q09 and 3Q09, respectively. Net Interest Spread

6 $3.5 ..6 ..6 ..9 3.3 8.9 $3.8 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Exit Portfolios 8.3 8.7 8.2 10.7 11.9 11.2 10.6 9.8 8.9 8 7.2 6.7 Other Consumer 3.3 2.9 3.3 3.987 3.1 3.1 2.9 2.9 2.8 3 3 3 Home Equity 9.7 9.7 9.7 9.8 9.9 10.1 10.3 10.3 10.2 10 10 9.8 Leasing 10.2 10.3 10 9.8 6.4 4.7 4.6 4.6 4.6 4.5 4.4 4.2 CRE - Construction 17.142 15.3 7 6.9 7.8 6.8 6.7 5.5 5.3 4.8 4.2 3.5 CRE - Comml Mtg 17.142 15.3 10.2 10.6 9.7 10.7 11 11.9 11.5 10.9 10.4 10.4 Commercial & Industrial 19.1 22.8 24.3 24.9 23.7 26.7 25.5 23.7 21.5 19.3 18.4 17.4 Total Loans 67.679 69.717 72.689 76.7 72.5 73.3 71.6 68.7 64.8 60.5 57.6 55 CF&A CRE - Comml Mtg CRE - Construction Leasing Home Equity Other Consumer Exit Portfolios Total Loans Loans Held for Sale Total Loans and Loans Held for Sale 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Marine / RV 3.8 3.9 4 4 3.9 3.8 3.6 3.5 3.3 3 2.9 2.8 Home Equity 1.2 1.3 1.3 1.2 1.1 1.1 1 1 0.9 0.9 0.8 0.8 Marine / RV FP 1 1 1.1 1.1 1.1 1 0.9 0.8 0.6 0.5 0.4 0.3 CRE Homebuilder 2.3 2.2 1.5 1.6 1 0.892 0.9 0.7 0.6 0.5 0.3 0.2 Leasing 4.8 4.4 4.2 3.8 3.5 3.01 2.8 2.6 Total Exit 8.3 8.7 8.2 10.7 11.9 11.2 10.6 9.8 8.9 8 7.2 6.7 Leasing CRE - Homebuilder Marine/RV Floor Plan Home Equity - Other Marine/RV & Other Consumer Total Exit Portfolios Discontinued Operations - Education Lending Business (a) Exit Portfolios - Average Balances $3.8 ..7 ..8 1.0 3.5 9.8 $4.1 $23.7 11.9 5.5 4.6 10.3 2.9 9.8 68.7 ..6 $69.3 Average Loans $21.5 11.5 5.3 4.6 10.2 2.8 8.9 64.8 ..7 $65.5 (a) Includes loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010. $ in billions Continuing Operations $19.3 10.9 4.8 4.5 10.0 3.0 8.0 60.5 ..6 $61.1 $3.1 ..5 ..5 ..9 3.0 8.0 $3.9 $18.4 10.4 4.2 4.4 10.0 3.0 7.2 57.6 ..4 $58.0 $2.8 ..3 ..4 ..8 2.9 7.2 $6.7 $17.4 10.4 3.5 4.2 9.8 3.0 6.7 55.0 ..5 $55.5 $2.6 ..2 ..3 ..8 2.8 6.7 $6.3

7 (a) Excludes foreign office deposits. Average Deposits (a) NOW/MMDA Savings CDs < $100K CDs > $100K DDA Deposits 0.397 0.0298 0.1776 0.1493 0.2452 2Q09 3Q09 4Q09 1Q10 2Q10 Foreign Deposits DDA 12.4 13.6 14.6 15 15.6 NOW/Money Market 24.1 24.4 24.9 24.7 25.3 Savings 1.8 1.8 1.8 1.8 1.9 CD's < $100K 14.9 14.8 13.8 12.6 11.3 CD's > $100K 13.5 12.8 11.7 10.5 9.5 Total 66.8 67.4 66.8 64.6 63.6 $ in billions CDs > $100K CDs < $100K Savings DDA 13.6 12.8 11.7 14.9 14.8 13.8 1.8 1.8 1.8 24.1 24.4 24.9 12.4 13.6 14.6 CDs > $100K 15% CDs < $100K 18% DDA 24% NOW/MMDA 40% Savings 3% 10.5 12.6 1.8 24.7 15.0 9.5 11.3 1.9 25.3 15.6 NOW/MMDA

8 Loans Loans HFS Investment Securities ST Invest Other Investment Ed Lnd Ed Sec 54953 516 17307 3830 2493 3635 2649 Loans Loans HFS Investment Securities ST Invest Other Investment Ed Lnd 68710 635 8385 5195 2980 4123 2Q09 3Q09 4Q09 1Q10 2Q10 Exit Portfolios 1.01 0.95 0.91 0.88 0.88 Other Consumer 0.06 0.06 0.07 0.05 0.05 Total Loans 1.07 1.01 0.98 0.93 0.93 Investment securities Strong Liquidity Position Loan to Deposit Ratio (a) Continuing operations Discontinued operations Average Earning Assets 2Q09 2Q10 Average Deposit & Funding Sources 2Q09 2Q10 Total loans Other investments Short-term investments Loans held for sale Core deposits Short-term borrowings Deposits in foreign offices Education lending business Long-term debt (a) Ending balances; loans & loans held for sale (excluding securitized loans) to deposits (excluding foreign branch). Education lending business Deposits Deposits in FO ST Borrowings LT Debt Discontinued Pie 1 66784 579 3448 10132 0 Deposits Deposits in FO ST Borrowings LT Debt Ed Lnd Ed Sec Pie 1 63591 818 2380 7031 2526 Education loan securitization trusts Education loan securitization trusts

9 2Q10 Net Loan Charge-offs = $435 million Net Loan Charge-offs Net Loan Charge-Offs to Average Loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Exit Portfolios 0.0026 0.0176 0.0049 0.007 0.0082 0.0086 0.0084 0.0092 0.0108 0.0083 Consumer 0.001 0.001 0.0012 0.0017 0.0018 0.0026 0.0028 0.0033 0.0037 0.0035 RE Construction 0.0004 0.0043 0.0012 0.0001 0.0034 0.0042 0.0113 0.0084 0.008 0.004 RE Comml Mortgage 0.0002 0.0007 0.0011 0.0023 0.0012 0.0051 0.0049 0.0108 0.0075 0.0092 CF&A & Leasing 0.0025 0.0038 0.0044 0.0056 0.0115 0.0089 0.0086 0.0147 0.0068 0.0067 Peer 0.0071 0.0101 0.0127 0.0175 0.0168 0.0235 0.031 0.0284 0.0266 Net Charge-Offs $ in millions CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Exit Portfolios Total Peer Median CF&A Comml. Mortg. Construction Com. Lease Fin. Residential mortgages Home equity Consumer other NPAs 136 126 75 13 9 42 34 Residential mortgage - 2% Commercial lease financing - 3% CRE - commercial mortgage - 29% Commercial, financial and agricultural - 31% Consumer other - 8% Home equity - 10% CRE - construction - 17% $ in millions Continuing Operations Allowance to Period-End Loans $153 87 71 43 148 $502 $140 80 184 46 137 $587 $224 165 128 50 141 $708 $97 106 113 53 153 $522 2.93% 3.59% 4.64% 3.67% $92 126 55 48 114 $435 3.18%

10 2Q10 Nonperforming Loans = $1,703 billion Nonperforming Assets Nonperforming Asset Trends 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 NPAs to Loans + OREO 0.0146 0.0159 0.0169 0.02 0.0284 0.0377 0.0446 0.0425 0.0431 0.0388 Peer Median S&P Regional & Diversified Bank Indices 0.0135 0.0165 0.0196 0.0201 0.0276 0.0356 0.0442 0.05 0.051 OREO & Other 52 54 103 149 188 218 205 207 168 162 Held For Sale 9 342 169 90 72 145 304 116 195 221 Consumer 146 135 147 161 175 193 211 233 222 254 Comml Construction 610 256 334 436 546 716 702 641 607 473 Comml Mtg 113 107 119 129 310 454 566 614 579 404 CF&A & Leasing 185 316 364 496 704 822 811 699 657 572 Total 1115 1210 1236 1460 1994 2548 2799 2510 2428 2086 Total 54 CF&A & Leasing CRE - Comml Mtg CRE - Construction Consumer Held for Sale OREO + Other Total 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Allowance to NPLs - Key 4.23 4.39 3.72 3.42 1.92 1.7467 1.2315 1.7457 1.4419 1.3342 1.162 1.0705 1.0852 1.1587 1.1743 1.303 Allowance to NPLs - Peer Median 3.24 2.9 2.41 2.1 1.83 1.71 1.25 1.02 1.05 1.02 0.93 0.87 0.84 0.74 0.78 Allowance to NPLs Peer Median NPA to Loans + OREO CF&A Comml. Mtg. Construction Commercial lease financing Residential mortgages Home equity Consumer other NPAs 489 404 473 83 77 129 48 Residential mortgage - 4% Commercial lease financing - 5% CRE - commercial mortgage - 24% Commercial, financial and agricultural - 29% Consumer other - 3% Home equity - 7% CRE - construction - 28% $ in millions Continuing Operations $822 454 716 193 145 218 $2,548 $810 566 702 212 304 205 $2,799 $699 614 641 233 116 207 $2,510 $657 579 607 222 195 168 $2,428 $572 404 473 254 221 162 $2,086

11 Fed-defined minimum for a "well capitalized" bank 6.00% 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0801 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.0219 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 0.1275 0.1292 0.1355 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 0.116 0.1155 0.1141 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 0.0756 0.0737 0.0765 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0632 0.0619 0.0608 0.0645 10.00% Peer Median 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0801 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.0219 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 0.013 0.0129 0.0128 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0275 0.029 0.0286 0.0275 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1665 0.1695 0.1707 0.1758 Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 0.1575 0.154 0.1468 Tier 1 Risk-Based Capital (a) Total Risk-Based Capital (a) Tier 1 Common Equity (a) Tangible Common Equity to Tangible Assets Qualifying Common Convertible Preferred Capital Purchase Program Capital Securities Qualifying ALLL/Unfunded Comm. Qualifying LTD 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Common 0.0525 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0801 Capital Raise 0 0 Convertible 0.0066 0.0066 0.0063 0.0068 0.0057 TARP 0.0234 0.0249 0.025 Tangible Equity to Tangible Assets - Key 0.0685 0.056 0.0558 0.0562 0.0562 0.0736 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0568 0.059 0.059 0.0774 0.0795 Tier 1 - Peer Median 0.0287 0.03 0.0327 0.0465 0.0578 0.0714 0.0725 0.071 0.0748 Capital Ratios (a) 6-30-10 ratio is estimated.

12 Key's Targets for Success (a) Key's Targets for Success (a) (a) Continuing operations, unless otherwise noted. (b) Loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch). (c) Consolidated operations.

13 Appendix

14 Credit Quality by Portfolio (a) Net charge-off amounts are annualized in calculation. (b) Average loans exclude securitized trust balances. N/M = Not Meaningful $ in millions

15 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Regional Banking 59 77 94 117 144 145 147 Commercial Banking 76 284 262 264 221 265 193 Real Estate Capital and Corporate Banking Services 542 527 821 934 868 795 594 Equipment Finance 158 89 105 114 118 108 103 Institutional & Capital Markets 53 57 84 75 102 106 110 Other Segments 172 527 626 576 505 425 302 Total Balances 1060 1561 1991 2080 1958 1843 1449 Tarp Commercial Portfolio - Line of Business Net Charge-Offs Regional Banking Real Estate Capital & Corporate Banking Services $ in millions Nonperforming Loans 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Regional Banking 6.6 6.9 6.7 6.4 6.2 6 5.7 Commercial Banking 8 11.2 10.5 9.7 9.2 9 8.8 Real Estate Capital and Corporate Banking Services 16.1 15.7 15.1 14.3 13.2 12.3 11.5 Equipment Finance 12.1 5 5.1 5 4.6 4.6 4.5 Institutional & Capital Markets 8.8 9 8.4 7.4 6.1 5.5 5 Other Segments 3.7 5.8 5.2 4.6 4.1 3.5 3.1 Total Loans 55.2 53.7 51.1 47.5 43.5 41 38.6 Tarp Other Segments Institutional & Capital Markets Equipment Finance $ in millions Quarterly Average Loan Balances $ in billions $1,843 $41.0 $38.6 $1,449 Regional Banking

16 Commercial Portfolio - Continuing Ops. Average Loans, NCOs and NPLs $ in millions Second Quarter 2010 First Quarter 2010

17 Commercial Real Estate $ in millions (a) Nonresidential land and development loans. (a)

18 Commercial Real Estate Loans June 30, 2010 $ in millions (a) Nonresidential land and development loans. N/M = Not Meaningful

19 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Owner-occupied 5.5 5.5 5.2 5 4.5 4.2 4.1 Other CRE 2 2 2 1.7 1.4 1.4 1.2 Land & development 0.9 0.9 0.8 0.6 0.5 0.4 0.4 Residential Properties 2.2 1.8 1.6 1.5 1.1 0.9 0.7 Health facilties 1.1 1.1 1.2 1.2 1.2 1.2 1.2 Office buildings 1.4 1.4 1.4 1.4 1.3 1.3 1.2 Multi-family 2.6 2.7 2.7 2.6 2.6 2.4 2.2 Retail Properties 2.9 2.9 2.9 2.7 2.6 2.5 2.4 Total CRE 18.5 18.3 17.9 16.6 15.2 14.5 13.4 Commercial Real Estate Period-end Loan Balances Land and development Owner occupied Residential properties Net Charge-Offs Nonperforming Loans Retail properties Multifamily properties Health facilities Other CRE Office buildings 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Owner-occupied 0 0 7 9 19 21 47 Other CRE 12 9 2 31 63 21 11 Land & development 2 4 28 24 12 45 12 Residential Properties 72 110 128 93 123 81 48 Health facilties 0 0 9 0 0 15 5 Office buildings 2 0 0 15 17 0 26 Multi-family 4 0 18 52 22 48 29 Retail Properties 0 2 28 73 90 32 23 Total CRE 92 125 220 297 346 263 201 $ in billions $ in millions $ in millions

20 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Nonperforming 189 65 108 96 57 77 32 23 2 1 Performing 516 363 259 184 179 100 102 84 44 35 Total 705 428 367 280 236 177 134 107 46 36 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Nonperforming 653 282 346 360 414 523 472 345 322 234 Performing 2985 2433 2010 1794 1425 1118 1020 786 616 518 Total Reducing Risk - CRE Residential Properties (a) Total Period-end Loans Reduced the Residential Properties (Homebuilder) portfolio by 79% since 1Q08 Initiated process in 2Q08 to aggressively sell at-risk homebuilder loans Reduced exposure to the California market by 95% and the Florida market by 86% since 1Q08 $ in millions California Florida (a) Non-owner occupied Performing loans Nonperforming loans $1,641 $2,154 $2,356 $2,715 $3,638 $1,839 $177 $280 $367 $428 $236 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 Nonperforming 162 164 74 69 45 69 65 75 50 38 Performing 452 360 307 266 226 155 118 70 66 50 Total 614 524 381 335 271 224 183 145 116 88 $224 $335 $381 $524 $614 $271 $1,492 $134 $183 $1,131 $107 $145 $705 $938 $116 $46 $752 $36 $88

21 Home Equity Loans June 30, 2010 $ in millions, except average loan size (a) Average LTVs are at origination. Current average LTVs for Community Banking total home equity loans and lines is approximately 76%, which compares to 77% at the end of the first quarter of 2010.

22 Exit Loan Portfolio $ in millions (a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, Canadian lease financing portfolios, and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases and qualified technological equipment leases. (b) Includes loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010.

23 Net Charge-offs to Average Loans Continuing Operations

24 Nonperforming Loans to Period-end Loans Continuing Operations